EXHIBIT 99.2

LETTER OF TRANSMITTAL

AMERIGAS PARTNERS, L.P.
AP EAGLE FINANCE CORP.

Offer to Exchange all of the Outstanding
$15,000 Series A 8 7/8% Senior Notes due 2011
FOR
$15,000 Series B 8 7/8% Senior Notes due 2011

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON             , 2003
(THE “EXPIRATION DATE”) UNLESS EXTENDED BY
AMERIGAS PARTNERS, L.P. AND AP EAGLE FINANCE CORP.

The Exchange Agent for the Exchange Offer is:
WACHOVIA BANK, NATIONAL ASSOCIATION

By Registered or Certified Mail or by Hand:	1525 West W.T. Harris Boulevard
NC1153, Building 3C3
Charlotte, North Carolina 28288-1153
Attention: Corporate Trust Operations

By Overnight Courier:	1525 West W.T. Harris Boulevard
NC1153, Building 3C3
Charlotte, North Carolina 28262-1153
Attention: Corporate Trust Operations

By Facsimile:	(704) 590-7628
(For Eligible Institutions only)

By Telephone:	(704) 590-7413
(For additional information)

Important:    Delivery of this Letter of Transmittal to an address other than as set forth above or a transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

The undersigned acknowledges receipt of the prospectus dated         , 2003 (the “Prospectus”) of AmeriGas Partners, L.P. and AP Eagle Finance Corp. (collectively, the “Issuers”) and this Letter of Transmittal for the Series A 8 7/8% Senior Notes due 2011 (the “Letter of Transmittal”), which together describe the Issuers’ offer (the “Exchange Offer”) to exchange $1,000 in principal amount of their Series B 8 7/8% Senior Notes due 2011 (the “Registered Notes”) for each $1,000 in principal amount of outstanding Series A 8 7/8% Senior Notes due 2011 (the “Series A Notes”). The terms of the Registered Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Series A Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Registered Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act of 1933 (the “Securities Act”).

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below. Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent.

List below the Series A Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF SERIES A NOTES

NAME AND ADDRESS OF REGISTERED HOLDER	CERTIFICATE NUMBER	AGGREGATE PRINCIPAL AMOUNT REPRESENTED BY THE SERIES A NOTES*	PRINCIPAL AMOUNT TENDERED**

TOTAL

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Series A Notes. See Instruction 2.

This Letter of Transmittal is to be used either if certificates representing Series A Notes are to be forwarded herewith or if delivery of Series A Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at the Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering—Book Entry Interests.” Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

Holders whose Series A Notes are not immediately available or who cannot deliver their Series A Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Series A Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures.”

☐	CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s)

The Depository Trust Company Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Name of Eligible Institution that Guaranteed Delivery

Date of Execution of Notice of Guaranteed Delivery

If Delivered by Book-Entry Transfer:

Account Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE AN ADDITIONAL COPY OF THE PROSPECTUS AND A COPY OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name

Address

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Series A Notes that were acquired as a result of market-making activities or other trading activities (other than Series A Notes acquired directly from the Issuers), it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. Any holder who is an “affiliate” of the Issuers or who has an arrangement or understanding with respect to the distribution of the Registered Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Series A Notes from the Issuers to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

1.    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount at maturity of Series A Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Series A Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Series A Notes as are being tendered hereby.

2.    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Series A Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers. The undersigned hereby further represents that: (i) any Registered Notes acquired in exchange for Series A Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Registered Notes, whether or not such person is the undersigned; (ii) neither the holder of such Series A Notes nor any such other person is engaging in or intends to engage in a distribution of such Registered Notes; and (iii) neither the holder of such Series A Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act of 1933 (the “Securities Act”), of the Issuers.

3.    The undersigned also acknowledges that the Exchange Offer is being made in reliance on an interpretation, made to third parties, by the staff of the Securities and Exchange Commission (the “SEC”) that the Registered Notes issued in exchange for the Series A Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Issuers within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such Registered Notes are acquired in the ordinary course of such holders’ business; (ii) such holders are not engaging in and do not intend to engage in the distribution of such Registered Notes; and (iii) such holders have no arrangements with any person to participate in the distribution of such Registered Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Series A Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Registered Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

4.    The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Series A Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal Rights.” See Instruction 9.

5.    Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please issue the Registered Notes (and, if applicable, substitute certificates representing Series A Notes for any Series A Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Series A Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Registered Notes (and, if applicable, substitute certificates representing Series A Notes for any Series A Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Series A Notes.”

The undersigned acknowledges that the exchange offer is subject to the more detailed terms set forth in the prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the terms of the Prospectus shall prevail.

The undersigned, by completing the box entitled “Description of Series A Notes” above and signing this Letter of Transmittal, will be deemed to have tendered the Series A Notes as set forth in such box above.

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 3 AND 4 BELOW)

To be completed ONLY if certificates for Series A Notes not exchanged and/or Registered Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below, or if Series A Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: Registered Notes and/or Series A Notes to:

Name(s)*
(PLEASE TYPE OR PRINT)

(PLEASE TYPE OR PRINT)

Address:

ZIP CODE

(* SUCH PERSON(S) MUST PROPERLY COMPLETE A SUBSTITUTE FORM W-9, A FORM
W-8BEN, A FORM W-8ECI OR A FORM W-8IMY)

Credit unchanged Series A Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 3 AND 4 BELOW)

To be completed ONLY if certificates for Series A Notes not exchanged and/or Registered Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled “Description of Series A Notes” on this Letter of Transmittal above.

Mail Registered Notes and/or Series A Notes to:

Name(s)*
(PLEASE TYPE OR PRINT)

(PLEASE TYPE OR PRINT)

Address:

ZIP CODE

(* SUCH PERSON(S) MUST PROPERLY COMPLETE A SUBSTITUTE FORM W-9, A FORM
W-8BEN, A FORM W-8ECI OR A FORM W-8IMY)

Important:    This Letter of Transmittal or a facsimile hereof (together with the certificates for Series A Notes or a book-entry confirmation and all other required documents or the Notice of Guaranteed Delivery) must be received by the Exchange Agent prior to 5:00 p.m., New York City Time, on the Expiration Date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)

X	, 2003

X	, 2003

X	, 2003
SIGNATURE(S) OF OWNER(S)	DATE

Area Code and Telephone Number:

If a holder is tendering any Series A Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Series A Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3 below.

Name(s):

Capacity:

Address:

Employer Identification or Social Security Number:

SIGNATURE GUARANTEE
(IF REQUIRED BY INSTRUCTION 3 BELOW)

Signature(s) Guaranteed
by an Eligible Institution:
(AUTHORIZED SIGNATURE)

(TITLE)

(NAME AND FIRM)

INSTRUCTIONS

1.	DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES.

This Letter of Transmittal is to be completed by holders of Series A Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the section of the Prospectus entitled “The Exchange Offer—Book-Entry Transfer.” Certificates for all physically tendered Series A Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Series A Notes tendered hereby must be in denominations or principal amount at maturity of $1,000 or any integral multiple thereof.

Noteholders whose certificates for Series A Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Series A Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Procedures for Tendering— Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Series A Notes and the amount of Series A Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Series A Notes in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Series A Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

The method of delivery of this Letter of Transmittal, the Series A Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter of Transmittal or Series A Notes should be sent to the Issuers.

See “The Exchange Offer” section in the Prospectus.

2.	PARTIAL TENDERS.

If less than all of the Series A Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Series A Notes to be tendered in the box above entitled “Description of Series A Notes” under “Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Series A Notes of a tendering holder who physically delivered Series A Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Series A Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.	SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

If this Letter of Transmittal is signed by the registered holder of the Series A Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Series A Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Series A Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the Series A Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Registered Notes are to be issued, or any untendered Series A Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on certificates for Series A Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program (each an “Eligible Institution” and collectively, “Eligible Institutions”).

Signatures on the Letter of Transmittal need not be guaranteed by an Eligible Institution if (i) the Series A Notes are tendered (A) by a registered holder of Series A Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Series A Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or (B) for the account of an Eligible Institution and (ii) the box entitled “Special Registration Instructions” on this Letter of Transmittal has not been completed.

4.	SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

Tendering holders of Series A Notes should indicate in the applicable box the name and address to which Registered Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Series A Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY.

Noteholders tendering Series A Notes by book-entry transfer may request that Series A Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Series A Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.	TRANSFER TAXES.

The Issuers will pay all transfer taxes, if any, applicable to the transfer of Series A Notes to them or their order pursuant to the Exchange Offer. If, however, Registered Notes and/or substitute Series A Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Series A Notes tendered hereby, or if tendered Series A Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Series A Notes to the Issuers or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6.	WAIVER OF CONDITIONS.

The Issuers reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.	NO CONDITIONAL TENDERS.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Series A Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Series A Notes for exchange.

Although the Issuers intend to notify holders of defects or irregularities with respect to tenders of Series A Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.	MUTILATED, LOST, STOLEN OR DESTROYED SERIES A NOTES.

Any holder whose Series A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.	WITHDRAWAL OF TENDERS.

Tenders of Series A Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal of a tender of Series A Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Series A Notes to be withdrawn (the “Depositor”), (ii) identify the Series A Notes to be withdrawn (including the certificate number or numbers and principal amount of such Series A Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Series A Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture pursuant to which the Series A Notes were issued register the transfer of such Series A Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Series A Notes are to be registered, if different from that of the Depositor. Any Series A Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Series A Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Series A Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Series A Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any and all Series A Notes not properly tendered or any Series A Notes the Issuers’ acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the right to waive any defects, irregularities, or conditions of tender as to particular Series A Notes. The Issuers’ interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties.

10.	REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

IMPORTANT TAX INFORMATION

Each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. Under current federal income tax law, a holder of Registered Notes is required to provide the Issuers (as payor) with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any payments received in respect of the Registered Notes. If a holder of Registered Notes is an individual, the TIN is such holder’s social security number. If the Issuers are not provided with the correct taxpayer identification number, a holder of Registered Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

Certain holders of Registered Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of Registered Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Issuers, through the Exchange Agent, the appropriate Internal Revenue Service Form W-8 (e.g., Form W-8BEN, Form W-8ECI or Form W-8IMY) properly completed and signed under penalty of perjury, attesting to the holder’s exempt status. The appropriate Form W-8 will be provided by the Exchange Agent upon request. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

If backup withholding applies, the Issuers are required to withhold up to 30% of any “reportable payment” made to the holder of Registered Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding with respect to any payments received in respect of the Registered Notes, each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should provide the Issuers, through the Exchange Agent, with either: (i) such prospective holder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

The prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Registered Notes. If the Registered Notes will be held in more than one name or will not be held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

PAYOR’S NAME: AMERIGAS PARTNERS, L.P. AND AP EAGLE FINANCE CORP.

	PART 1: PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social security number(s) or Employer identification number(s)

SUBSTITUTE FORM W-9 DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE PAYOR’S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)
PART 2: Certification—Under penalties of perjury, I certify that: (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

Certificate Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Part 3: Applied for TIN [    ]

Signature                                                                                                  Date

NOTE:
FAILURE BY A PROSPECTIVE HOLDER OF REGISTERED NOTES TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 30% OF ALL PAYMENTS MADE TO YOU IN RESPECT OF THE REGISTERED NOTES DELIVERABLE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU
CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (ii) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, up to 30% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature                                                                                               Date                                                                                     , 2003